Exhibit 99.1

43rd Annual William Blair Growth Stock Conference, June 2023

2 Cautionary Note Regarding Forward-Looking Statement This presentation by CVRx, Inc. (the “Company”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including statements regarding our future financial performance (including, specifically, our 2023 expected operating and financial results), our anticipated growth strategies, anticipated trends in our industry, our business prospects and our opportunities. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “outlook,” “guidance,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of known and unknown risks, uncertainties and assumptions, including, but not limited to, our history of significant losses, which we expect to continue; our limited history operating as a commercial company and our dependence on a single product, Barostim; our ability to establish and maintain sales and marketing capabilities; our ability to demonstrate to physicians and patients the merits of our Barostim; any failure by third-party payors to provide adequate coverage and reimbursement for the use of Barostim; our competitors’ success in developing and marketing products that are safer, more effective, less costly, easier to use or otherwise more attractive than Barostim; any failure to receive access to hospitals; our dependence upon third-party manufacturers and suppliers, and in some cases a limited number of suppliers; a pandemic, epidemic or outbreak of an infectious disease in the U.S. or worldwide, including the outbreak of the novel strain of coronavirus, COVID-19; any failure of clinical studies for future indications to produce results necessary to support regulatory clearance or approval in the U.S. or elsewhere; product liability claims; future lawsuits to protect or enforce our intellectual property, which could be expensive, time consuming and ultimately unsuccessful; any failure to retain our key executives or recruit and hire new employees; and other important factors that could cause actual results, performance or achievements to differ materially from those that are found in “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Market & Industry Data This presentation includes market and industry data and forecasts that the Company has developed from independent research reports, publicly available information, various industry publications, other published industry sources or the Company’s internal data and estimates. Independent research reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Although the Company believes that the publications and reports are reliable, the Company has not independently verified the data and makes no representation or warranty with respect to the accuracy of such information.

3 • CVRx has the first and only FDA-approved device leveraging the power of the brain to treat cardiovascular diseases • Barostim was approved by FDA in 2019 for a $1.4 billion annual U.S. market opportunity in heart failure • Proven management team leading 180+ employees • Manufacturing capacity is 5,000 systems per shift per year at facility in Minneapolis, MN • Strong financial profile with 80%+ gross margin • Well-capitalized balance sheet with over $100 million in cash (as of March 31, 2023) 3 Company Overview

4 CVRx Management Team Nadim Yared President & Chief Executive Officer Jared Oasheim Chief Financial Officer Paul Verrastro Chief Marketing & Strategy Officer Craig Palmer Senior Vice-President of US Sales Liz Galle Vice-President of Clinical Research Thomas Hengsteler VP, European Sales & Marketing Paul Pignato VP, Operations Jonelle Burnham VP, General Counsel Al Crouse VP, Quality Assurance and Regulatory Affairs Ivana Stojanovic VP, Market Access and DTC Marketing Jim Georgakopoulos Distinguished Scientist

5 Baroreflex is integral to maintaining cardiovascular homeostasis Baroreceptor Signaling Modulate Autonomic Nervous System Regulate Cardiovascular System

6 1. Large Market Opportunity Assumptions: (1) Average selling price of $25,000 (2) Excludes replacement market of approx. 30-40% of de novo market in the future (+$0.9B-$1.2B) (3) Market data reflects our estimates involving a number of assumptions and limitations U.S. 6.3 million patients 5 EU Countries Initial Annual Market Opportunity ($/year) $1.4 billion $1.5 billion Initial Addressable Patient Incidence Rate (patients/year)* 55,000 61,000 Incidence (patients / year) 1.3 million 1.4 million Prevalence (patients) 6.2 million 8.6 million U.S. $2.9B Initial Annual Market Opportunity from U.S. and largest 5 countries in Europe with initial addressable HFrEF patient population * NYHA III & II (with a recent history of III); LVEF ≤ 35%; NT-proBNP < 1600pg/ml; mentally and clinically fit; not indicated for CRT

7 2. Straightforward Patient Identification Barostim Heart Failure Symptoms + NYHA II/III + LVEF ≤ 35% ICD NT-proBNP < 1600pg/ml ? Yes

8 3. One-hour Outpatient Procedure Ends like a pacemaker or ICD procedure, without any hardware in the heart Starts like a standard endarterectomy, without opening any artery 1 Preparation 2 3 4 Lead Placement IPG Placement Closure

9 * Payment codes such as APC 5465 are indexed to adjust for cost of living and thus vary by location. These payments generally cover the hospital’s costs for the device and the implantation procedure. ** APC 5465 was $29,445 for CY2021 and $30,063 for CY2022. • CMS granted Barostim add-on payments for outpatient procedures (Transitional Pass-Through or TPT) • TPT is hospital-specific: CPT Code CPT Code Description 2023 Medicare National Average Payment* 0266T Implantation or replacement of carotid sinus baroreflex activation device; total system $29,358** + TPT 0272T 0273T Interrogation device evaluation (in person), with interpretation and report $145 4. Favorable Hospital Economics Coverage Medicare 67% Commercial 19% Other 14% • Claim-by-claim adjudication allowed by CMS in all 7 MACs since July 2020 • Transitional Pass-Through (TPT) carries a presumption of coverage Payment

10 5. Proven Go-to-market Strategy Goal: add 3 new account managers every quarter • Hiring process based on: • Location • Expertise • Network Goal: 6-month ramp for new account managers to create new Territories Goal: 5 Active Implanting Centers per Territory Goal: 12 Barostim units per AIC per year • Broad awareness (Tradeshows/Webinars) • Local referral development • Direct-to-consumer marketing GOAL: Account Manager target 5 x 12 = 60 units per year x $25K = $1.5 million annual revenue Increase Productivity Create Territories (29) Activate Implanting Centers (122) Add Account Managers 10

11 *Data from different studies and different patient populations may not be directly comparable 1. Zile MR, et al. J Am Coll Cardiol 2020; 76:1-13. 2. Rector TS, et al. J Card Fail. 1995;1(3):201-216. 3. Higgins SL, et al. J Am Coll Cardiol 2003;42:1454 –1459. 4. Abraham WT, et al. N Engl J Med 2002;346:1845–1853. 5. 5. Gremeaux V, et al. Arch Phys Med Rehabil. 2011;92(4):611-619. BeAT-HF Pre-Market Trial: 6-Month Symptom Improvement1 52% 29% 13% 2% 0% 10% 20% 30% 40% 50% 60% 70% Change in 6 month NYHA Class NYHA class Barostim Control Improved 2 NYHA Classes 34% Improved CRT trial results CONTAK CD3 NYHA III or IV LVEF ≤ 35% QRS > 120ms 20% MIRACLE4 NYHA III LVEF ≤ 35% QRS > 130ms 30% Improved 1 NYHA Class 34% Improve -21 -6 -14 -25 -20 -15 -10 -5 0 Change in 6 month MLWHF Quality of life (MLWHF) Clinically Meaningful2 -5 Points -14 Points CRT trial results CONTAK CD3 NYHA III or IV LVEF ≤ 35% QRS > 120ms -11 MIRACLE4 NYHA III or IV LVEF ≤ 35% QRS > 130ms -9 Barostim Control Diff 49 -8 60 -20 -10 0 10 20 30 40 50 60 70 Change in 6 month 6MHW Exercise capacity (6MHW) Clinically Meaningful5 25 Meters CRT trial results CONTAK CD3 NYHA III or IV LVEF ≤ 35% QRS > 120ms 39 MIRACLE4 NYHA III or IV LVEF ≤ 35% QRS > 130ms 29 Barostim Control Diff +60 Meters

12 1. Adapted from Lewis G et al, Developments in Exercise Capacity Assessment in Heart Failure Clinical Trials and the Rationale for the Design of METEORIC-HF. Circ Heart Fail. 2022 May; 15(5):510-524; 2. Abraham WT, Zile MR et al. JACC: Heart Failure 2015 June; 3(6):487-496; 3. Zile MR, et al. J Am Coll Cardiol 2020; 76:1-13 GDMT produces modest improvements in exercise capacity compared to CRT (QRS>150ms) and BAT 0% 3% 2% 2% 7% -1% 9% 19% 20% -5% 0% 5% 10% 15% 20% β-blockers SGLT2i ACE/ARB ARNI MRA Narrow QRS Intermediate QRS QRS >150 Barostim GDMT CRT BAT Sample size weighted average % change in exercise capacity n = number of studies GDMT1 (n=29) CRT1 (n=12) % Improvement in exercise capacity versus control arm Narrow QRS BAT2,3 (n=2) QRS > 150 / LBBB

13 Savarese G et al, Heart Failure Drug Treatment—Inertia, Titration, and Discontinuation (EVOLUTION HF), J Am Coll Cardiol HF. 2023; 11:1–14 Tolerance, titration and discontinuation of GDMT Large proportions of the HF patient population remain under target dose or have discontinued GDMT at 1 year

14 US Heart Failure Sales Achieved with 6-Month Data 14 Territories Active Implanting Centers US HF Revenue $175 $65 $140 $607 $1,258 $2,001 $2,468 $2,702 $2,928 $3,781 $4,901 $5,960 $0K $1,000K $2,000K $3,000K $4,000K $5,000K $6,000K 0 20 40 60 80 100 120 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22

BeAT-HF Summary of Key Evidence Description Composite CV Mortality and HF Morbidity Rate Ratio = 0.94 All-cause Mortality (death, LVAD, heart transplant) Hazard Ratio = 0.66 Hierarchical Win Ratio (CV mortality, HF morbidity, QOL) Win Ratio = 1.26 Related MANCE-free Rate* *Major Adverse Neurologic and Cardiac Events 96.9% Quality of Life – MLWHF (6 / 12 / 24 Month) -13 / -8 / -10 Exercise Capacity – 6MHW (6 / 12 Month) +55 / +44 Functional Status – NYHA Class % Improved (6 / 12 / 24 Month) 30% / 32% / 27% Long-term Safety Long-term Symptom Improvement Favors CONTROL Favors BAT 70% 100% +15 pts -15 pts -60 m +60 m 85% 0 pts 0 m -50% 0% +50% Additional Analyses Primary endpoint 2.0 1.0 0.1 2.0 1.0 0.1 0.1 1.0 2.0 15

Conclusion Totality of evidence indicates that BAT is a safe, effective and durable treatment for patients with heart failure with reduced ejection fraction 16

17 The post-market phase of BeAT-HF confirmed the long-term durability of safety and symptomatic improvements, and the sustainability of the extent of the improvements. The reduction of all-cause death, LVAD and heart transplant is meaningful (34% reduction, nominal p-value 0.054). The pre-specified hierarchical composite endpoint was well balanced, and demonstrated meaningful benefit (Win ratio = 1.26, nominal p-value=0.04), stable over multiple sensitivity analyses. Key takeaways Barostim is currently FDA-approved for the improvement of heart failure symptoms based on the pre-market phase of BeAT-HF at 6 months.

18 One or more manuscripts will be written by the executive steering committee for submission to peer-reviewed journals. A collaborative effort between CVRx, FDA and key academic institutions will continue analyzing the impact of COVID on heart-failure clinical trials, particularly on BeAT-HF. Next steps The PMA-Supplement Clinical report has been submitted to FDA on 6/5/23, to seek an expansion of the labeling, commensurate with the recommendation of the Executive Steering Committee of BeAT-HF. We agree with the committee that the totality of evidence, despite a potential impact of COVID, supports the use of Barostim as a treatment for heart failure.

19 US Heart Failure Sales Growth Continues Territories Active Implanting Centers US HF Revenue $175 $65 $140 $607 $1,258 $2,001 $2,468 $2,702 $2,928 $3,781 $4,901 $5,960 $6,786 $0K $1,000K $2,000K $3,000K $4,000K $5,000K $6,000K $7,000K 0 20 40 60 80 100 120 140 160 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23

20 Highlights Financial Results Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 OUS $1,248 $1,018 $823 $800 $1,018 $1,094 $1,146 $1,190 $1,037 US Legacy $354 $104 $104 $156 $130 $156 $139 $26 $156 US HF $1,258 $2,001 $2,468 $2,702 $2,928 $3,781 $4,901 $5,960 $6,786 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Revenue ($, thousands) $6.2m $5.0m $4.1m $3.7m $3.4m $3.1m $2.9m $7.2m Q1 2023 • Revenue:$8.0M • US HF Revenue: $6.8M (+132%) • US HF ASP: $30.2K • Gross Margin: 83% • 3/31 Cash: $103M Apr/May – Momentum Continues Full Year 2022 • Revenue: $22.5M • US HF Revenue: $17.6M (+108%) • US HF ASP: $29.9K • Gross Margin: 78% 20 $8.0m

21 • For the full year of 2023, we expect: • Total revenue between $35.5 million and $38.0 million; • Gross margin between 80% and 83%; • Operating expenses between $76.0 million and $80.0 million • For the second quarter of 2023, we expect total revenue between $8.2 million and $8.8 million 2023 Guidance as of April 27, 2023

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